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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 7, 2004


                          JOHN Q. HAMMONS HOTELS, INC.
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      1-13486                                43-1695093
 (State or Other Jurisdiction of Incorporation)          (Commission File Number)             (IRS Employer Identification No.)

                           300 JOHN Q. HAMMONS PARKWAY
                                    SUITE 900
                              SPRINGFIELD, MO 65806
               (Address of principal executive offices) (Zip Code)


                                 (417) 864-4300
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 7.01. REGULATION FD DISCLOSURE.

         On December 7, 2004, the registrant issued a press release announcing that the special committee of independent directors formed by the registrant's Board of Directors had reported to the Board of Directors that the committee cannot support the proposal from Barcelo Crestline Corporation to acquire all of the outstanding shares of Class A Common Stock of the company for $13.00 per Class A share. Attached as Exhibit 99.1 and incorporated herein by reference is a copy of a press release issued today announcing that decision. This information and the press release are being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

        Exhibit No.                                    Exhibit
        -----------                                    -------

           99.1              Press Release, dated December 7, 2004, issued by the registrant
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    JOHN Q. HAMMONS HOTELS, INC.


                                    By: /s/ Louis Weckstein
                                        ----------------------------------------
                                        Name:  Louis Weckstein
                                        Title: President


Date: December 7, 2004



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                                  EXHIBIT INDEX

        Exhibit No.                                    Exhibit
        -----------                                    -------

           99.1              Press Release, dated December 7, 2004, issued by John Q. Hammons Hotels, Inc.


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